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                                                                    EXHIBIT 10.9

                           PATTERSON-UTI ENERGY, INC.

                             STOCK OPTION AGREEMENT


                  This Agreement (the "Agreement") is made as of July 20, 2001, between Patterson-UTI Energy, Inc., a Delaware corporation (the "Company"), and Kenneth R. Peak (the "Optionee") a non-employee director of the Company. The Company hereby grants Optionee an option (the "Option") to purchase Twelve Thousand (12,000) shares of the Company's common stock, $.01 par value (the "Common Stock"), for a purchase price (the "Option Price") of $28.625 per share of Common Stock. The Option shall be subject to the following provisions:

                  1. TERM AND VESTING. Subject to the provisions of this Agreement, including but not limited to paragraph 6 hereof, this Option may be exercised in blocks of 100 shares or any multiple thereof after the date of this Agreement and prior to 5:00 p.m., Snyder, Texas time, on November 5, 2005, ("Expiration Date") but not thereafter, in accordance with the following:

                  (a) On November 6, 2001, this Option may be exercised for up to 100% of the Common Stock covered hereby.

                  2. METHOD OF EXERCISE. Exercise of this Option shall be affected by the Optionee giving written notice (in substantially the form attached hereto as Exhibit A, whose covenants and substantive provisions are hereby made a part of this Agreement) to the Company which shall:

                  (a) state that the Option is thereby being exercised, the number of shares of Common Stock with respect to which the Option is being exercised, each person in whose name any certificates for the Common Stock should be registered and his address and social security number;

                  (b) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by anyone other than the Optionee, be accompanied by proof satisfactory to counsel for the Company of the right of such person or persons to exercise the Option under this Agreement and all applicable laws and regulations; and

                  (c) be accompanied by such representations, warranties or agreements with respect to the investment intent of such person or persons exercising the Option as the Company may reasonably request in form and substance satisfactory to counsel for the Company.

                  3. PAYMENT OF PRICE. Upon exercise of the Option, the Company shall deliver a certificate or certificates for such Common Stock to the specified person or persons at the specified time upon receipt of the full purchase price for such Common Stock.

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                  4. TRANSFERABILITY. The Option shall not be transferable or assignable by the Optionee other than by will or the laws of descent and distribution. The Option shall be exercisable (subject to any other applicable restrictions on exercise) only by the Optionee for his own account, except in the events of the death or disability of the Optionee, in either of which events the Option shall be exercisable (subject to any other applicable restrictions on exercise) only by the Optionee's estate (acting through its fiduciary) or by the Optionee's duly authorized legal representative or by the successor or successors in interest determined under the Optionee's will or under the applicable laws of descent and distribution, respectively.

                  5. RESTRICTIONS ON EXERCISE. As a condition of any exercise of the Option, the Company may require the Optionee or his successor to make any representation and warranty to comply with any applicable law or regulation or to confirm any factual matters reasonably requested by counsel for the Company.

                  6. EARLY TERMINATION OF OPTION. If an Optionee's term as a director of the Company shall terminate for any reason other than the Optionee's death or disability, the Option, to the extent then exercisable under the terms of this Agreement shall remain exercisable after the termination of the Optionee's director status for a period of three months. If the Optionee's director status is terminated because the Optionee dies or becomes disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), the Option shall become immediately exercisable in full and shall remain exercisable after the termination of his directorship for a period of twelve months. If the Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.

                  7. TAXES. The Optionee hereby agrees to pay to the Company any federal, state or local taxes of any kind required by law to be withheld with respect to the Option granted hereunder. If the Optionee does not make such payment to the Company, the Company shall have the right to deduct from any payment of any kind otherwise due to the Optionee from the Company, any federal, state or local taxes of any kind required by law to be withheld with respect to the Option or the Common Stock to be purchased by the Optionee under this Agreement. The Option shall not be treated as an incentive stock option under
Section 422 or any successor section thereto of the Code.

                  8. INVESTMENT REPRESENTATION. The Optionee agrees that any Common Stock of the Company which the Optionee may acquire by virtue of this Option shall be acquired for investment purposes only and not with a view to distribution or resale, and may not be transferred, sold, assigned, pledged, hypothecated or otherwise disposed of by the Optionee unless (i) a registration statement or post-effective amendment to a registration statement under the Securities Act of 1933 as amended (the "Securities Act"), with respect to said Common Stock has become effective so as to permit the sale or other disposition of said shares by the Optionee; or (ii) there is presented to the Company an opinion of counsel satisfactory to the Company to the effect that the sale or other proposed disposition of said shares by the Optionee may lawfully be made otherwise than pursuant to an effective registration statement or post-effective amendment to a registration statement relating to the said shares under the Securities Act.

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                  9. CONSENT TO JURISDICTION. The Optionee hereby consents to the jurisdiction of the state court of general jurisdiction sitting in Scurry County, Texas.

                  10. NO RIGHTS AS A STOCKHOLDER Except as expressly provided in this Agreement, an Optionee shall have no rights as a stockholder with respect to any shares of Common Stock subject to the Option prior to the exercise of such Option and the transfer of Common Stock to the Optionee.

                  11. CHANGE IN CONTROL Upon the occurrence of a Change of Control (as defined below), notwithstanding any other provisions hereof or of any agreement to the contrary, the Option granted under this Agreement shall vest and become immediately exercisable in full and remain exercisable under the terms of this Agreement.

                  A Change of Control shall be deemed to have occurred if: (i) a tender offer shall be made and consummated for the ownership of 25% or more of the outstanding voting securities of the Company; (ii) the Company shall be merged or consolidated with another corporation and, as a result of such merger or consolidation, less than 25% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former stockholders of the Company as the same shall have existed immediately prior to such merger or consolidation; or (iii) the Company shall sell substantially all of its assets to another corporation which is not a wholly owned subsidiary; or
(iv) a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934 (the "Exchange Act"), shall acquire, other than by reason of inheritance, 25% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record). In making any such determination, transfers made by a person to an affiliate of such person (as determined by the Board of Directors of the Company), whether by gift, devise or otherwise, shall not be taken into account. Ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) as in effect on the date hereof pursuant to the Securities Exchange Act of 1934, as amended.

                  12. ADJUSTMENTS FOR STOCK SPLIT; STOCK DIVIDEND, ETC. If, at any time subsequent to the effective date of this Agreement, the number of shares of Common Stock is increased or decreased, or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or otherwise): (i) there shall automatically be substituted for each share subject to an unexercised Option (in whole or in part) granted under this Agreement, the number and kind of shares of stock or other securities into which each outstanding share shall be changed or for which each such share shall be exchanged; and (ii) the Option Price per share or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the Option shall remain the same as immediately prior to such event. In addition to the foregoing, the Committee shall be entitled in the event of any such increase, decrease or exchange of shares to make other adjustments to the securities subject to the Option, and this Agreement (including adjustments which may provide for the elimination of fractional shares), where


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necessary to preserve the terms and conditions of any grants hereunder.
Adjustments under this section shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties to this Agreement.

                                 PATTERSON-UTI ENERGY, INC.:


                                 By:
                                     ------------------------------------------
                                     Cloyce A. Talbott, Chief Executive Officer



                                 OPTIONEE:


DATE OF GRANT:  July 20, 2001    ----------------------------------------------
                                 Kenneth R. Peak



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                                    EXHIBIT A

                            EXERCISE OF STOCK OPTION



Patterson Energy, Inc.
4510 Lamesa Highway
P.O. Drawer 1416
Snyder, TX 79549

Gentlemen:

         The undersigned Optionee,     , hereby exercises the Option granted to
him pursuant to the Stock Option Agreement dated as of July 20, 2001 between Patterson-UTI Energy, Inc. and the Optionee with respect to ________________ Common Shares covered by said Option, and tenders herewith $_________ in payment of the purchase price thereof by delivery of _____________________.

         The name and registered address on such certificate should be:


                      ------------------------------------

                      ------------------------------------

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         The Optionee's social security number is:                   .
                                                  -------------------


                                    ------------------------------------------
                                    Optionee-



Dated:
       ----------------------